                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Richard A. Zona and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                   SIGNATURE                                      TITLE                            DATE
------------------------------------------------  --------------------------------------  -----------------------
                                                  Chairman, President, Chief Executive
             /s/JOHN F. GRUNDHOFER                 Officer and Director (principal           November 17, 1995
               John F. Grundhofer                  executive officer)

                                                  Vice Chairman and Chief Financial
                Richard A. Zona                    Officer (principal financial officer)          , 1995

                                                  Senior Vice President and Controller
                David J. Parrin                    (principal accounting officer)                 , 1995

                /s/ROGER L. HALE
                 Roger L. Hale                    Director                                   November 16, 1995

             /s/DELBERT W. JOHNSON
               Delbert W. Johnson                 Director                                   November 17, 1995

               /s/NORMAN M. JONES
                Norman M. Jones                   Director                                   November 17, 1995

               /s/JOHN H. KAREKEN
                John H. Kareken                   Director                                   November 16, 1995

             /s/RICHARD L. KNOWLTON
              Richard L. Knowlton                 Director                                   November 17, 1995

                   SIGNATURE                                      TITLE                            DATE
------------------------------------------------  --------------------------------------  -----------------------
               /s/JERRY W. LEVIN
                 Jerry W. Levin                   Director                                   November 15, 1995

              /s/KENNETH A. MACKE
                Kenneth A. Macke                  Director                                   November 16, 1995

              /s/MARILYN C. NELSON
               Marilyn C. Nelson                  Director                                   November 16, 1995

             /s/EDWARD J. PHILLIPS
               Edward J. Phillips                 Director                                   November 17, 1995

               /s/JAMES J. RENIER
                James J. Renier                   Director                                   November 17, 1995

              /s/S. WALTER RICHEY
                S. Walter Richey                  Director                                   November 17, 1995

             /s/RICHARD L. ROBINSON
              Richard L. Robinson                 Director                                   November 16, 1995

              /s/RICHARD L. SCHALL
               Richard L. Schall                  Director                                   November 16, 1995

              /s/LYLE E. SCHROEDER
               Lyle E. Schroeder                  Director                                   November 17, 1995